EXHIBIT 10


                       AMENDMENT AND FORBEARANCE AGREEMENT

     AMENDMENT AND FORBEARANCE AGREEMENT (this "Agreement"), dated as of September19, 2007, by and among EARTHFIRST TECHNOLOGIES, INCORPORATED, a Florida corporation ("EFTI"), ELECTRIC MACHINERY ENTERPRISES, INC., a Florida corporation ("EME"), PRIME POWER RESIDENTIAL, INC., a Florida corporation ("PPR"), EARTHFIRST RESOURCES, INC., a Florida corporation ("EFR"), WORLD ENVIRONMENTAL SOLUTIONS COMPANY, INC., a Florida corporation ("WESCO"), EARTHFIRST INVESTMENTS, INC., a Florida corporation ("EF Investments"), EM ENTERPRISE RESOURCES, INC., a Florida corporation ("Enterprise") and EME MODULAR STRUCTURES, INC., a Florida corporation ("EME Modular" collectively with EFTI, EME, PPR, EFR, WESCO, EF Investments and Enterprise, the "Companies" and each a "Company") and LAURUS MASTER FUND, LTD. ("Laurus").

                              W I T N E S S E T H:

     WHEREAS, Laurus and EFTI are parties to a Securities Purchase Agreement dated as of March 30, 2005 (as the same may have heretofore been or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Securities Purchase Agreement") pursuant to which EFTI issued and Laurus purchased a Secured Convertible Term Note dated March 30, 2005 in the original principal amount of $3,000,000 (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, "Term Note");

     WHEREAS, Laurus and the Companies have entered into a Security Agreement dated as of March 30, 2005 (as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Security Agreement") pursuant to which Laurus provides certain financial arrangements to the Companies as evidenced by a Secured Revolving Note dated March 30, 2005 in the principal amount of $5,000,000 (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Revolving Note") and the Secured Convertible Minimum Borrowing Note dated as of March 30, 2005 in the original principal amount of $1,000,000 (as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Minimum Borrowing Note"); and

     WHEREAS, as of the date hereof, the Designated Defaults (as hereafter defined) have occurred and are continuing under the Securities Purchase Agreement, the Term Note, the Security Agreement, the Revolving Note and the Minimum Borrowing Note by reason of which Laurus has no obligation to make any additional Loans and Laurus has the full legal right to exercise its rights; and

     WHEREAS, each Company has requested that Laurus forbear for a period of time from exercising its rights and remedies as respects the Designated Defaults; and

     WHEREAS, Laurus is willing to agree to establish a period of forbearance, on the terms and conditions specified herein.

     NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto hereby agree, covenant and warrant as follows:

SECTION 1. DEFINITIONS

     1.1. Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Financing Agreements, as applicable, unless otherwise defined herein.

     1.2. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below:

     (a) "Approved Assets" shall mean those assets of EME which Laurus, in writing, approves for sale in connection with the Surplus Asset Sale.

     (b) "Designated Defaults" shall mean the Events of Default as more particularly identified on Exhibit A hereto, existing on or before the Forbearance Effective Date and continuing thereafter.

     (c) "Event of Default" shall have the meaning given to such term under the Financing Agreements.

     (d) "Financing Agreements" shall mean collectively, the Securities Purchase Agreement, the Term Note, the Related Agreements (as such term is defined in the Securities Purchase Agreement), the Security Agreement, the Revolving Note, the Minimum Borrowing Note, the Ancillary Agreements (as such term is defined in the Security Agreement) and all other agreements, documents and instruments at any time executed and/or delivered in connection therewith or this Agreement.

     (e) "Forbearance Default" shall have the meaning set forth in Section 3.2(c) of this Agreement.

     (f) "Forbearance Effective Date" shall have the meaning given to such term in Section 6 of this Agreement.

     (g) "Forbearance Period" shall have the meaning set forth in Section 3.2(a) of this Agreement.

     (h) "Haines City Property Mortgage" shall mean the Mortgage Deed, Assignment of Rents and Leases and Security Agreement dated as of March 30, 2005 by EME Modular in favor of Laurus covering the real property and improvements thereon of EME Modular located in Polk County, Florida.

     (i) "Haines City Property Refinancing" shall mean mortgage financing obtained by any Company or any entity controlled by or affiliated with John Stanton, secured by the real property covered by the Haines City Property Mortgage resulting in Net Cash Proceeds of at least $1,800,000.

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     (j) "Net Cash Proceeds"  shall mean proceeds  received in cash from (a) any
Sale of property, net of (i) the customary out-of-pocket cash costs, fees and expenses paid or required to be paid in connection therewith, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) any amount required to be paid or prepaid on indebtedness (other than the Obligations) secured by the property subject thereto or (b) any incurrence of indebtedness, net of brokers', advisors' and investment banking fees and other customary
out-of-pocket   underwriting   discounts,   commissions   and  other   customary
out-of-pocket cash costs, fees and expenses, in each case incurred in connection with such transaction.

     (k) "Surplus Asset Sale" shall mean the sale of Approved Assets by EME that results in Net Cash Proceeds of at least $250,000.

SECTION 2. ACKNOWLEDGMENT

     2.1. Acknowledgment of Obligations. Each Company hereby acknowledges, confirms and agrees that as of the close of business on the date hereof, (a) EFTI is indebted to Laurus under the Term Note in the principal amount of $1,300,000, (b) the Companies are indebted to Laurus under the Minimum Borrowing
Note in the principal amount of $1,000,000, and (c) the Companies are indebted to Laurus under the Revolving Note in the principal amount of $4,324,159.15, together with interest accrued thereon, and fees, costs, expenses and other charges payable to Laurus pursuant to the terms of the Financing Agreements (collectively, "the Amount") and (b) the Amount is a valid and unconditional obligation of each Company to Laurus and is due and owing without offset, defense or counterclaim of any kind, nature or description whatsoever.

     2.2. Acknowledgment of Security Interests. Each Company hereby acknowledges, confirms and agrees that Laurus has an enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Laurus pursuant to the Financing Agreements or otherwise granted to or held by Laurus, subject only to those liens and security interest listed on
Schedule 1 to this Agreement. Each Company hereby expressly waives any and all rights to contest and/or challenge in any manner whatsoever Laurus' perfected first-priority liens upon and security interests in the Collateral and will execute any and all documents, instruments and agreements as shall be required by Laurus from time to time to further evidence, acknowledge and confirm the same.

     2.3. Binding Effect of Documents. Each Company hereby acknowledges, confirms and agrees that: (a) each Financing Agreement to which it is a party has been duly executed and delivered to Laurus by such Company, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Company contained in the Financing Agreements and this Agreement constitute the legal, valid and binding obligations of each Company, enforceable against it in accordance with their respective terms, and no Company has any valid defense to the enforcement of such obligations and (c) Laurus is and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements, this Agreement and applicable law; it being understood that, during the Forbearance Period (as hereinafter defined), Laurus has agreed to forbear from exercising certain of its rights and remedies under the terms and conditions of this Agreement.


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SECTION 3. FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT

     3.1. Acknowledgment of Default. Each Company hereby acknowledges and agrees that the Designated Defaults have occurred and are continuing, each of which entitles Laurus to exercise its rights and remedies under the Financing Agreements, applicable law or otherwise and each Company hereby represents and warrants that as of the date hereof no other Events of Default under the Financing Agreements exist. Laurus has not waived, presently does not intend to waive and may never waive such Designated Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute in any manner whatsoever any such waiver. Each Company hereby acknowledges and agrees that Laurus has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Financing Agreements, but Laurus has agreed not to exercise such right during the Forbearance Period.

     3.2. Forbearance.

     (a) In reliance upon the representations, warranties and covenants of each Company contained in this Agreement, during the period (the "Forbearance Period") commencing on the Forbearance Effective Date (as hereinafter defined) and ending on the earlier to occur of (i) December 31, 2008 and (ii) the occurrence of and written notice from Laurus of any Forbearance Default, Laurus will forbear from exercising its rights and remedies under the Financing Agreements and applicable law in respect of or arising out of the Designated Defaults. Notwithstanding the foregoing, nothing contained herein shall impair in any manner whatsoever Laurus' right to administer the credit facility and/or to collect, receive and/or apply proceeds of each Company's accounts receivable and/or any other Collateral to the Obligations, in each case, in accordance with the terms of the Financing Agreements and this Agreement.

     (b) Upon the termination of the Forbearance Period, the agreement of Laurus to forbear shall automatically and without further action terminate and be of no further force and effect, it being expressly agreed that the effect of such termination will be to permit Laurus to exercise such rights and remedies immediately, including, but not limited to (i) ceasing to make any further Loans and (ii) the acceleration of all Obligations; in either case, without any further notice, passage of time or forbearance of any kind.

     (c) The occurrence of any one or more of the following events after the Forbearance Effective Date shall constitute a Forbearance Default: (i) the occurrence of any Event of Default under any Financing Agreement, other than a Designated Default; (ii) any representation or warranty of any Company herein shall be false, misleading or incorrect in any material respect; (iii) other than Designated Defaults, any Company's failure to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed and/or delivered by any Company with, to or in favor of Laurus; (iv) except as provided on Exhibit B, any Person, other than Laurus, shall proceed on a material unstayed levy, attachment or similar execution-type process against any Company or any Company's property or assets or (v) for any reason whatsoever, other than for reasonable cause, the Consultant (as defined below) shall not (A) be continuously employed by EME or
(B) have the authority, duties and responsibilities required pursuant to Section
4.1 below.

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
     3.3. Reservation of Rights. Subject to the terms and condition of this Agreement, Laurus has not waived any of such rights or remedies, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

     3.4. Payment Obligations During Forbearance Period. As of the Forbearance Effective Date (a) principal payments as respects the Term Note shall be payable in accordance with Section 4.19 of this Agreement and the Obligations shall be subject to mandatory prepayments as set forth in this Agreement and (b) in accordance with Section 4.3, interest shall continue to accrue and be payable.

SECTION 4. AMENDMENTS AND SUPPLEMENTARY AGREEMENTS

     4.1. Consultant. Concurrent with the execution of this Agreement, EME agrees to retain a consulting firm selected by EME and acceptable to Laurus (the "Consultant"). The Consultant shall have the authority and duties comparable to a chief operating officer and shall be responsible for the oversight of EME's restructuring efforts and daily operations, including, without limitation, approval of all expenditures. The Consultant shall report directly to EME's board of directors. The Companies shall fully cooperate with the Consultant and shall authorize the Consultant to provide such information and reports from time to time with respect to the Companies and their financial condition, business, assets, liabilities and prospects, as Laurus shall from time to time request. All fees and expenses of the Consultant shall be solely the responsibility of EME and in no event shall Laurus have any liability or responsibility for the payment of any such fees or expenses, nor shall Laurus have any obligation or liability to EME or any other person by reason of any acts or omissions of the Consultant.

     4.2. Acceleration. The acceleration by Laurus of the Obligations made prior to the Forbearance Effective Date is hereby rescinded by Laurus and the Obligations shall be due and payable in accordance with the terms of the Financing Agreements and this Agreement.

     4.3. Interest Rate Provisions. During the Forbearance Period, interest on the Obligations shall continue to be paid in accordance with the terms of the Financing Agreements. Laurus agrees on and after the Forbearance Effective Date not to charge interest at the Default Rate with respect to the Obligations during the Forbearance Period. The portion of the interest which previously accrued on the Obligations that constituted the Default Rate shall be paid by the issuance of warrants for common stock of EFTI by EFTI to Laurus on terms and conditions acceptable to Laurus. The portion of the interest which previously accrued and is unpaid on the Obligations that constituted the non-Default Rate shall be paid one-half at the time of execution of this Agreement and the other half being brought current on or before October 20,2007 and made with the October payment.

     4.4. Supplement to Security Agreement. To the extent any Company possesses any commercial tort claims, such Company shall, on or before the date that is two (2) days after the receipt from Laurus of the proposed supplement document, execute and deliver to Laurus a supplement to the Security Agreement granting Laurus a Lien on all commercial tort claims and proceeds therefrom, subject only to the payment of costs and reasonable attorneys' fees relating to such claims, held by such Company, such supplement to be in form and substance satisfactory to Laurus in all respects.

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
     4.5. PPR Stock Pledge. On or before the Forbearance Effective Date, EME shall reissue the stock certificate representing all of the issued and outstanding stock of PPR held by EME and deliver to Laurus such stock certificate, together with an undated stock power executed in blank.

     4.6. Suntrust UCC Terminations. On or before the date that is fourteen (14) days after the Forbearance Effective Date, Companies shall deliver to Laurus evidence of termination of those certain UCC-1 financing statements filed by Suntrust Bank and listed on Schedule 2 hereto.

     4.7. Subordination. On or before ten (10) days after the Forbearance Effective Date, each entity listed on Schedule 3 hereto holding any indebtedness of any Company, shall have executed and delivered to Laurus a subordination agreement, in form and substance satisfactory to Laurus pursuant to which any and all indebtedness owing from and any and all security interests granted by, any Company to such entity shall be subordinated to any and all indebtedness owing from, and any and all security interests granted by, any Company, to Laurus. Laurus to provide to Company the subordination agreement forms as soon as reasonably possible after the Forbearance Effective Date.

     4.8. Termination of Revolving Facility. Companies agree that Companies shall have no right to request any further Loans and Laurus shall have no obligation to make any further Loans.

     4.9. Surplus Asset Sale. On or before November 15, 2007, Companies shall consummate the Surplus Asset Sale and Companies shall remit to Laurus the Net Cash Proceeds thereof in an amount of not less than $250,000 which amount shall be applied by Laurus to the Obligations in accordance with the Financing Agreements and this Agreement.

     4.10. Haines City Property Refinancing. On or before November 30, 2007, EME Modular shall consummate the Haines City Property Refinancing and remit to Laurus the Net Cash Proceeds thereof in an amount of not less than $1,800,000 which amount shall be applied by Laurus to the Obligations in accordance with the Financing Agreements and this Agreement. Upon receipt of such proceeds, Laurus shall release the Haines City Property Mortgage.

     4.11. Pledge of EFTI Indebtedness and Wavier of Laurus Claims. On or before the date that is five (5) days after the Forbearance Effective Date, EFTI shall pledge and deliver to Laurus all of the documents, instruments and agreements, including, without limitation, any promissory note(s), evidencing any indebtedness by Solardiesel Corporation, a Florida corporation ("Solardiesel"), to EFTI, together with any required instrument of transfer or assignment executed in blank. Other than this pledge, Laurus acknowledges that it claims no security interests or rights or claims of rights under the Financing Agreements, this Agreement or other document to the Solardiesel stock, assets, including without limitation, any and all actual and/or potential business interests or opportunities. Upon payment of the $1,000,000 described in Section 4.12, Laurus will give a written acknowledgement and estoppel document in form reasonably satisfactory to Companies of this fact to EFTI.

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
     4.12. EFTI Mandatory Prepayment. On or before January 20, 2008, EFTI shall remit to Laurus, in addition to any other mandatory prepayment required pursuant to this Agreement, including, without limitation, in connection with the Haines City Property Refinancing and Surplus Asset Sale, an amount of not less than $1,000,000, which amount shall be applied by Laurus to the Obligations in accordance with the Financing Agreements and this Agreement.

     4.13. No Payment of Overhead Expenses. Notwithstanding anything to the contrary contained in the Financing Agreements, EME, EME Modular and PPR shall not, after the Forbearance Effective Date, make any payments to, or on behalf of, any other Company, its parent, any Subsidiary or affiliate.

     4.14. Control Agreements. On or before the date that is thirty (30) days after the Forbearance Effective Date, Companies shall deliver to Laurus control agreements, in form and substance satisfactory to Laurus for each Deposit Account maintained by Company.

     4.15. Application of Payments. All payments received by Laurus in repayment of the principal amount of the Obligations shall be applied first to the outstanding principal amount of the Term Note and then to outstanding Loans.


     4.16. Intercompany Transactions. Notwithstanding anything to the contrary contained in any Financing Agreement, no Company shall make a loan or any advance to WESCO or Solardiesel.

     4.17. Agreements Deemed Agreements Under Security Agreement. For purposes of the Security Agreement and the Securities Purchase Agreement, the agreements of the Companies contained in this Article IV shall be deemed to be, and shall be, agreements under the Security Agreement and the Securities Purchase Agreement. Without limiting the foregoing sentence, if any Company breaches any provision contained in this Article IV or should any representation, warranty or covenant contained in Article V be untrue, then such event shall, without the necessity of any further action by any party, automatically constitute an Event of Default and a Forbearance Default.

     4.18. Amendments to Financing Agreements. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Financing Documents are hereby amended as follows:

     (a) The  "Maturity  Date" is extended  from March 30, 2008 to December  30,
2008.

     (b) The monthly principal payments required pursuant to Section 1.3 of the Term Note are no longer required.

     (c) The notice addresses for Laurus and Companies in Section 29 of the Security Agreement and Section 11.8 of the Securities Purchase Agreement are amended to provide as follows:

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        If to Laurus:           Laurus Master Fund, Ltd.
                                c/o Laurus Capital Management, L.L.C.
                                335 Madison Avenue, 10th Floor
                                New York, New York 10017
                                Attention:  Portfolio Services
                                Telephone:  (212) 541-5800
                                Facsimile:  (212) 541-4434

        With a copy to:         Loeb & Loeb LLP
                                345 Park Avenue
                                New York, New York 10154
                                Attention:  Scott J. Giordano, Esq.
                                Telephone:  (212) 407-4000
                                Facsimile:  (212) 407-4990




        If any Company or
        Company Agent:          EarthFirst Technologies, Inc.
                                c/o Pangea Ultima
                                3000 Bayport Drive, Suite 910
                                Tampa, Florida 33607
                                Attention: John Stanton and Domenic Massari
                                Telephone: (813) 865-1122
                                Facsimile: (813) 865-1135

SECTION 5. REPRESENTATIONS AND WARRANTIES

Each Company hereby represents warrants and covenants with and to Laurus as follows:

     5.1. Representations in Financing Agreements. Each of the representations and warranties made by or on behalf of each Company to Laurus in any of the Financing Agreements was true and correct when made and in all material respects is (except for the representation and warranty set forth in the applicable Financing Agreements relating to the non-existence of an Event of Default, and, with regard thereto, this exception only applies to the Designated Defaults) true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by such Company on the date hereof and in this Agreement.

     5.2. Binding Effect of Documents. This Agreement and the Financing Agreements have been duly executed and delivered to Laurus by each Company and are in full force and effect, as modified hereby.

     5.3. No Conflict, Etc. The execution and delivery and performance of this Agreement by each Company will not violate applicable law or any contractual obligation of such Company.

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     5.4.  Affiliate  Transactions.  Except  for  those  entities  set  forth on
Schedule 3 hereto, no Company owes any indebtedness for borrowed money to any Affiliate of such Company.

     5.5. John Stanton Companies. Schedule 3 hereto lists each entity owned by, in whole or in part, controlled by or affiliated with, John Stanton that holds any indebtedness of any Company.


SECTION 6. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

         The effectiveness of the terms and provisions of Section 3.2 of this Agreement (the "Forbearance Effective Date") shall be subject to the receipt by Laurus of each of the following, in form and substance satisfactory to Laurus:

     (a) an original (or copy, as determined by Laurus) of this Agreement, duly authorized, executed and delivered by each Company;

     (b) payment by Companies to Laurus of all costs and expenses  payable under
Section 7.2 hereof, which amounts may be charged by Laurus to Companies' loan account; and

     (c) payment of the first one half of the interest due under Section 4.3.

SECTION 7. PROVISIONS OF GENERAL APPLICATION

     7.1. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by each Company as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the Financing Agreements, the terms of this Agreement shall control.

     7.2. Costs and Expenses. Each Company shall jointly and severally pay all costs, fees and expenses of Laurus (including the costs, fees and expenses of Laurus' counsel) incurred by Laurus in connection with the negotiation, preparation, administration and enforcement of this Agreement and the Financing Agreements.

     7.3. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

     7.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns; provided that no Company may assign any of its rights or delegate any of its responsibilities hereunder without the prior written consent of Laurus.

     7.5. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Laurus or any closing shall

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affect the  representations  and  warranties or the right of Laurus to rely upon them.

     7.6. Release.


     (a) In consideration of the agreements of Laurus contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Laurus, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Laurus and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any Financing Agreement, this Agreement or any transactions thereunder, hereunder or related thereto or hereto, including without limitation any claims or causes of action based on "lender liability" and/or "deepening insolvency."

     (b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

     (c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

     7.7. Covenant Not to Sue or Commence Bankruptcy Related Proceedings. Each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not (a) sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised or discharged by such Company pursuant to Section
7.6 above, (b) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy laws or similar laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to without challenge (within ten (10) days of the filing thereof) and/or otherwise fail to dismiss (within forty-five (45) days from the filing thereof) any petition filed against it in any involuntary case under such bankruptcy or similar laws, and/or (h) take any action for the purpose of effecting any of the foregoing. If any Company or any of its successors, assigns or other legal representations violates the foregoing covenant, each Company, for itself and its successors, assigns and legal representatives, agrees that such occurrence shall constitute a Forbearance Default, and it shall jointly and severally pay, all such damages as any Releasee may sustain in connection with such violation, together with all attorneys' fees and costs incurred by any Releasee as a result of such violation.

     7.8. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement

     7.9. Relief From Automatic Stay. In the event any case is commenced by or against any Company under any state or federal bankruptcy or similar laws (as now or hereafter in effect), each Company hereby acknowledges and consents that
(i) Laurus is entitled to immediate  relief from any automatic  stay imposed and
(ii) it will not oppose any motion filed by or on behalf of Laurus seeking relief from any automatic stay.

     7.10. Reviewed by Attorneys. Each Company represents and warrants to Laurus that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with such attorneys and other Persons as such Company may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith and therewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement, the Financing Agreements nor the other documents, instruments and agreements executed pursuant hereto and thereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement, the Financing Agreements and the other documents, instruments and agreements executed pursuant hereto and thereto or in connection herewith or therewith.

     7.11. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF
LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY AND LAURUS PERTAINING TO THIS AGREEMENT OR ANY FINANCING AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO HERETO OR THERETO; PROVIDED, THAT LAURUS AND EACH COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT

NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER
PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO EFTI (AS AGENT FOR ITSELF AND EACH OTHER COMPANY) AT THE ADDRESS SET FORTH FOR EFTI IN THE FINANCING AGREEMENTS AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF EFTI'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     7.12. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS AND EACH APPLICABLE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY FINANCING AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     7.13. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Any signature delivered by facsimile transmission or PDF file shall be deemed to be an original signature hereto.

     7.14. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

     7.15. Nonapplicability of 11 U.S.C. 544, 547 (b) and 548. Each Company, its officers, directors, employees, and advisors, including and through the signatories hereto on behalf of such Company, and such Company's successors-in-interest, including but not limited to any bankruptcy estate representative, hereby unconditionally and irrevocably warrants, represents and agrees for all purposes that (a) the liens and security interests, to the extent not previously provided or perfected under the Financing Agreements, are being received by Laurus in good faith, for reasonably equivalent value and for good, sufficient and contemporaneous consideration and new value within the meaning of 11 U.S.C. 547(c) and applicable provisions of 11 U.S.C. 548, 544 and non-bankruptcy law, (b) said liens and security interests are not and shall not be avoidable for any reason in any insolvency proceeding or otherwise, and (c) said parties shall neither take nor assent to any action in any bankruptcy proceeding the effect of which would be to avoid said liens or security interests or to otherwise in any way undermine or challenge any of the liens, claims, interests and rights of Laurus.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.


                          EARTHFIRST TECHNOLOGIES, INCORPORATED


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          ELECTRIC MACHINERY ENTERPRISES, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          PRIME POWER RESIDENTIAL, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                           EARTHFIRST RESOURCES, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          WORLD ENVIRONMENTAL SOLUTIONS COMPANY, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:

                          EARTHFIRST INVESTMENTS, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          EM ENTERPRISE RESOURCES, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          EM MODULAR STRUCTURES, INC.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:


                          LAURUS MASTER FUND, LTD.


                          By:/s/
                             ----------------------------------
                             Name:
                             Title:

                                    EXHIBIT A

                                EVENTS OF DEFAULT

The following Events of Default occurring before the Forbearance Effective Date:

     1. The failure by the Companies to make payment of the Obligations when due.

     2. The entry of judgments in excess of $50,000 being rendered against EFTI that has not been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof.

     3. The failure of the Company Agent to deliver the financial information required by Section 11 of the Security Agreement and other provisions of the Financing Agreements.

     4.   The filing of a federal tax lien.

     5. The failure by the Companies to maintain in favor of Laurus a first priority perfected security interest in the Collateral.

     6. The creation and operation of an EFTI subsidiary, EarthFirst Americas, Inc., a Florida corporation which subsequently changed its name to SolarDiesel, Inc. and the failure to make EarthFirst Americas, Inc./SolarDiesel, Inc. parties subject to the Financing Agreements. Subsequently, Laurus has acknowledged that SolarDiesel, Inc. is not subject to the terms and provisions of the Financing Agreements.

     7. The Stock Purchase and Shareholders Agreement with Ultra Green Energy Corporation and the transactions contemplated therein as summarized in
          Exhibit 10 in EFTI's 10-QSB filing for the period ending June 30, 2007.

     8. The Memorandum of Agreement with Orion Industrial Corporation and the transactions contemplated therein as summarized in Exhibit 10.2 in EFTI's 10-QSB filing for the period ending June 30, 2007.

     9. Failure under the Financing Agreements to timely file Registration Statement(s), the failure to have such Statement(s) declared effective and continue to be effective as to all Registrable Securities.

     10.  The opening of new bank accounts  without prior approval.

     11.  Failure to notify Laurus of any commercial tort claims.

     12.  Disposed of Collateral.

     13.  Failure to make payments directly to Lockboxes.

     14. Failure to provide copies of all statements, reports, etc. filed with SEC.

     15. Failure to setup and maintained Disclosure Controls and Financial Reporting Controls.

     16.  The resignation or termination of any key employees of any Subsidiary.

     17.  The filing of material litigation against various Companies.

     18. Incurred indebtedness in excess of $100,000 individually or $250,000 in the aggregate.

     19.  Institution of the following lawsuits against EME:

          a. Airgroup Corporation v. EME (judgment entered - motion to set aside judgment pending); and

          b.   Anixter Brothers v. EME; and

          c.   Brandon Janitorial v. EME; and

          d.   Computer Cable Connection v. EME; and

          e.   Electric Supply v. EME (judgment entered); and

          f.   Express Personnel v. EME; and

          g.   GE Supply v. EME; and

          h.   Graybar Electric v. EME; and

          i.   Henry Gonzalez Plumbing v. EME; and

          j.   MCS v. EME; and

          k.   Multicom, Inc. v. EME; and

          l.   Neff Rental v. EME; and

          m.   S & R Telecommunications v. EME; and

          n.   Tampa Service Co. v. EME; and

          o.   West Publishing v. EME; and

          p.   World Electric Supply v. EME.

     20. Entry of Judgment against EFTI in favor of Turner Industries in the approximate amount of $40,000.00.

                                    EXHIBIT B


     1.   Institution of the following lawsuits against EME:

          a. Airgroup Corporation v. EME (judgment entered - motion to set aside judgment pending); and

          b.   Anixter Brothers v. EME; and

          c.   Brandon Janitorial v. EME; and

          d.   Computer Cable Connection v. EME; and

          e.   Electric Supply v. EME (judgment entered); and

          f.   Express Personnel v. EME; and

          g.   GE Supply v. EME; and

          h.   Graybar Electric v. EME; and

          i.   Henry Gonzalez Plumbing v. EME; and

          j.   MCS v. EME; and

          k.   Multicom, Inc. v. EME; and

          l.   Neff Rental v. EME; and

          m.   S & R Telecommunications v. EME; and

          n.   Tampa Service Co. v. EME; and

          o.   West Publishing v. EME; and

          p.   World Electric Supply v. EME.

     2. Entry of Judgment against EFTI in favor of Turner Industries in the approximate amount of $40,000.00.